As filed with the Securities and Exchange Commission on August 4, 2000

                                                      Registration No. 333-42204

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                           POST-EFFECTIVE AMENDMENT TO
                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ENTERBANK HOLDINGS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                         43-1706259
              --------                                         ----------
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                          Identification No.)

                                150 NORTH MERAMEC
                             CLAYTON, MISSOURI 63105
                                 (314) 725-5500
                                 --------------
               (Address, Including Zip Code and Telephone Number,
                         of Principal Executive Offices)

    COMMERCIAL GUARANTY BANCSHARES, INC. EMPLOYEE INCENTIVE STOCK OPTION PLAN
           COMMERCIAL GUARANTY BANCSHARES, INC. NON-EMPLOYEE ORGANIZER
                    AND DIRECTOR INCENTIVE STOCK OPTION PLAN
--------------------------------------------------------------------------------
                            (Full title of the plans)

                                                           Copy To:
              JAMES C. WAGNER                         DAVID W. BRASWELL
         ENTERBANK HOLDINGS, INC.                  ARMSTRONG TEASDALE LLP
             150 NORTH MERAMEC               ONE METROPOLITAN SQUARE, SUITE 2600
         CLAYTON, MISSOURI  63105              ST. LOUIS, MISSOURI  63102-2740
              (314) 725-5500                           (314) 621-5070
              --------------
   (Name, Address, and Telephone Number,
Including Area Code, of Agent For Service)


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                                EXPLANATORY NOTE

         This Post-Effective Amendment to the Registration Statement on Form S-8 of Enterbank Holdings, Inc. (File No. 333-42204) (the "Registration Statement") is being filed, in accordance with the requirements of the Securities Act of 1933, as amended, to substitute the correct forms of Exhibit 5, Opinion of Armstrong Teasdale LLP, Exhibit 10.3, the Commercial Guaranty Bancshares, Inc. Employee Incentive Stock Option Plan, and Exhibit 10.4, Commercial Guaranty Bancshares, Inc. Non-Employee Organizer and Director Stock Option Plan, for the incorrect versions of the same documents that were unintentionally filed with the Registration Statement.


ITEM 8.

         Exhibit No.     Description
         -----------     -----------

                4.1** Certificate of Incorporation of Enterbank Holdings, Inc. (incorporated herein by reference from Exhibit 3.1 to the Form S-1 dated December 19, 1996 (File No. 333-14737)).

                4.2** Amendment to the Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit
                         4.2 to the Registrant's Registration Statement on Form S-8 dated July 1, 1999 (File No. 333-82082)).

                4.3** Amendment to the Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit
                         3.1 of the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 1999).

                4.4** Bylaws of the Registrant, as amended (incorporated herein by reference to Exhibit 3.4 of the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999).

                4.5** Amendment to the Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.5 of the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999).

                5.* Opinion of Armstrong Teasdale LLP as to the legality of the securities being registered.

                10.1** Agreement and Plan of Merger dated as of January 5, 2000, between Registrant and CGB (incorporated herein by reference to the Registrant's Registration Statement on


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                         Form S-4 filed with the Securities and Exchange
                         Commission on April 27, 2000 (File No. 333-35744)).

                10.2** Amendment to Agreement and Plan of Merger dated as of March 14, 2000, between Registrant and CGB (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744)).

                10.3* Commercial Guaranty Bancshares, Inc. Employee Incentive Stock Option Plan.

                10.4* Commercial Guaranty Bancshares, Inc. Non-Employee Organizer and Director Stock Option Plan.

                23.1* Consent of Armstrong Teasdale, LLP (included in Exhibit 5 hereto).

                23.2*    Consent of KPMG LLP.

                24.**    Power of Attorney.

                *     Filed herewith.
                **    Previously filed.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, State of Missouri, on August 3, 2000.

ENTERBANK HOLDINGS, INC.                    ENTERBANK HOLDINGS, INC.


By:  /s/ James C. Wagner                    By:  /s/ Fred H. Eller
   -------------------------------              --------------------------------
      James C. Wagner                             Fred H. Eller
      Chief Financial Officer                     Chief Executive Officer












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                                  EXHIBIT INDEX

         Exhibit No.             Description
         -----------             -----------

         4.1** Certificate of Incorporation of Enterbank Holdings, Inc. (incorporated herein by reference from Exhibit 3.1 to the Form S-1 dated December 19, 1996 (File No. 333-14737)).

         4.2** Amendment to the Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 dated July 1, 1999 (File No. 333-82082)).

         4.3** Amendment to the Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 of the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 1999).

         4.4** Bylaws of the Registrant, as amended (incorporated herein by reference to Exhibit
                                 3.4 of the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999).

         4.5** Amendment to the Bylaws of the Registrant (incorporated herein by reference to Exhibit
                                 3.5 of the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999).

         5.* Opinion of Armstrong Teasdale LLP as to the legality of the securities being registered.

         10.1** Agreement and Plan of Merger dated as of January 5, 2000, between Registrant and CGB (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744)).

         10.2** Amendment to Agreement and Plan of Merger dated as of March 14, 2000, between Registrant and CGB (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744)).


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         10.3*                   Commercial Guaranty Bancshares, Inc. Employee
                                 Incentive Stock Option Plan.

         10.4*                   Commercial Guaranty Bancshares, Inc.
                                 Non-Employee Organizer and Director Stock
                                 Option Plan.

         23.1*                   Consent of Armstrong Teasdale, LLP (included in
                                 Exhibit 5 hereto).

         23.2*                   Consent of KPMG LLP.

         24**                    Power of Attorney.

         *        Filed herewith.
         **       Previously filed.








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